UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2024 (March 26, 2024)

ABVC BIOPHARMA, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-40700	26-0014658
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

44370 Old Warm Springs Blvd. Fremont, CA	94538
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (510) 668-0881

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ABVC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into Material Definitive Agreements

On March 25, 2024, ABVC BioPharma, Inc. (the “Company”), and one of its co-development partners, BIOFIRST CORPORATION, a company registered in Taiwan (“BIOFIRST”), filed the initial Current Report on Form 8-K to disclose that it entered into a definitive agreement with ForSeeCon Eye Corporation, a private company registered in the British Virgin Islands (“FEYE”), pursuant to which the Company and BIOFIRST entered into a twenty-year, global definitive licensing agreement (the “Licensing Agreement”) for the products in the Company and BIOFIRST’s Ophthalmology pipeline, including Vitargus (the “Licensed Products”).

On June 18, 2024, the Company and BIOFIRST, each entered into an amendment (the “Amendment”) to the Licensing Agreement with FEYE, pursuant to which the Company and BIOFIRST have agreed to allow FEYE to pay the second milestone payment in the amount of $3,500,000 per Licensing Agreement, incrementally (such as $100,000), at any given time, rather than in one lump sum.

The foregoing descriptions of the agreements are not complete and are qualified in their entirety by reference to the full text of the agreements, copies of which are attached as Exhibit 10.1 and 10.2 to this Current Report on Form 8-K/A and incorporated herein by reference.

Item 9.01 Financial Statement and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Amendment to the Definitive License Agreement between the Company and ForSeeCon Eye Corporation
10.2	Amendment to the Definitive License Agreement between BIOFIRST CORPORATION and ForSeeCon Eye Corporation
10.3	Definitive License Agreement between the Company and ForSeeCon Eye Corporation (incorporated by reference to Exhibit 10.1 of the 8K filed on March 26, 2024)
10.4	Definitive License Agreement between BIOFIRST CORPORATION and ForSeeCon Eye Corporation (incorporated by reference to Exhibit 10.2 of the 8K filed on March 26, 2024)
104	Cover Page Interactive Data File, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABVC BioPharma, Inc.

June 24, 2024	By:	/s/ Uttam Patil
Uttam Patil
Chief Executive Officer

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